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                                                                   EXHIBIT 10.13

                                SECOND AMENDMENT

Whereas, Sun Life Assurance Company of Canada (U.S.) as "Landlord" and Vixel Corporation, as "Tenant" executed that certain Lease dated December 6, 1996 for the Premises known as 11911 North Creek Parkway South, Bothell, Washington, and,

Whereas, Landlord and Tenant executed a First Amendment dated January 13, 1997,

Nowtherefore, Landlord and Tenant hereby agree to amend the Lease as follows:

     1.   Section 1.c. (2), EXPIRATION DATE is changed to January 31, 2005

     2.   Section 1.c. (3), NUMBER OF MONTHS is changed to 96

     3.   Section 1.e. MONTHLY BASE RENT is changed as follows
                         Month 61 - 72 = $42,346.15 per month NNN
                         Month 73 - 84 = $44,054.23 per month NNN
                         Month 85 - 96 = $45,833.48 per month NNN

     4.   Section 1.f. (1), TOTAL INITIAL DEPOSIT = $0.00

     5.   Section 1.f. (2), PREPAID RENT = $0.00

     6.   Section 1.f. (3)  INITIAL SECURITY DEPOSIT = $117,431.00 (Letter of
                            Credit)

     7.   Section 1.i. (1)  BROKERAGE FIRM: Broderick Group,

     8. Section 1.j. NOTICE ADDRESS: LANDLORD: Sun Life Financial, c/o Norris, Beggs & Simpson, 777 - 108th Avenue NE, Bellevue, WA 98004, tel 425-451-8100; fax 425-451-1901

     9. Section 3. PREMISES: Landlord and Tenant hereby acknowledge that Exhibit B of the Lease applied solely to the initial occupancy in January, 1997 and that there are no Tenant Improvements provided by Landlord to Tenant according to this Amendment.

     10.  Section 4.d. OPTION TO TERMINATE: Option is hereby deleted.

     11.  Section 7.a SECURITY DEPOSIT: subsection a is hereby deleted.

     12. Section 7.b LETTER OF CREDIT: is changed to provide Tenant shall maintain a Letter of Credit in the amount of $117,431.00 through the extended term, as amended herein, of the Lease.

     13. Section 18. ASSIGNMENT AND SUBLETTING, is amended by the addition of the following clause to the third sentence in line 8 of section 18 the lease; "after deduction by Tenant of reasonable actual sublease costs, such as tenant improvements and lease commissions actually paid to third parties".

     14. Therefore, the amended clause shall be: . . . Landlord and Tenant shall share equally in any rental and other proceeds paid to Tenant in excess of the rent to be paid to Landlord under the terms of this Lease, after deduction by Tenant of reasonable actual sublease costs, such as tenant improvements and lease commissions, actually paid to third parties.

                        If Tenant is a corporation . . .

     Except as specifically amended by the First and Second Amendments, the Lease is in full force and effect and any conflict between them shall be controlled by the Second Amendment.

AGREED AND ACCEPTED


Sub Life Assurance Company              Vixel Corporation
  of Canada (U.S.)

By:                                     By:
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Name:                                   Name:
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Its:                                    Its:
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Date:                                    Date:
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